Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
31398AVQ2


Issuer
FANNIE MAE


Underwriters
Barclays Capital, JP Morgan, UBS Securities,
Banc of America Securities LLC, Deutsche
Bank Securities, Goldman Sachs, Williams
Capital Group


Years of continuous operation, including predecessors
> 3 years


Security
FNMA 1.75% 03/23/11


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/26/2009


Total amount of offering sold to QIBs
15,000,000,000


Total amount of any concurrent public offering
0


Total
15,000,000,000


Public offering price
99.897


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.06%


Rating
Aaa/AAA


Current yield
1.75%


Benchmark vs Spread (basis points)
68bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS






DWS GNMA Fund
DWS
20,000,000
 $
19,979,400
0.13%



DWS Government & Agency Securities VIP
DWS
2,000,000
 $
1,997,940
0.01%



DWS Short Duration Fund
DWS
3,200,000
 $
3,196,704
0.02%



DWS Short Duration Plus Fund
DWS
28,800,000
 $
28,770,336
0.19%



DWS Strategic Government Securities Fund
DWS
20,000,000
 $
19,979,400
0.13%



Total

74,000,000
 $
73,923,780
0.48%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


































































Security Information








Security Purchased


CUSIP
36967HAL1


Issuer
GENERAL ELECTRIC CAPITAL
CORPORATION


Underwriters
Citigroup, Credit Suisse, Goldman Sachs, JP
Morgan, Morgan Stanley, Deutsche Bank
Securities, HSBC Securities, RBS Greenwich
Capital, Blaylock & Partners, Castle Oak
Securities, Ramirez & Company, Utendahl
Capital Partners, Williams Capital Group


Years of continuous operation, including predecessors
> 3 years


Security
GE 1.8% 03/11/11


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/9/2009


Total amount of offering sold to QIBs
4,000,000,000


Total amount of any concurrent public offering
0


Total
4,000,000,000


Public offering price
99.969


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.20%


Rating
A2/A+


Current yield
5.02%


Benchmark vs Spread (basis points)
310bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS GNMA Fund
DWS
20,000,000.00
 $
19,993,800
0.50%



DWS Government & Agency Securities VIP
DWS
2,000,000.00
 $
1,999,380
0.05%



DWS Strategic Government Securities Fund
DWS
20,000,000.00
 $
19,993,800
0.50%



Total

42,000,000
 $
41,986,980
1.05%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
3133XUE41


Issuer
FEDERAL HOME LOAN BANK


Underwriters
Bank of America, Citigroup, RBS,
Barclays, Credit Suisse, Deutsche
Bank,  FTN Financial, Goldman
Sachs, HSBC, JP Morgan, Morgan
Stanley, UBS


Years of continuous operation, including predecessors
> 3 years


Security
FHLB 1 3/4 08/22/12


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citibank


Firm commitment underwriting?
Yes


Trade date/Date of Offering
7/22/2009


Total amount of offering sold to QIBs
4,000,000,000


Total amount of any concurrent public offering
0


Total
4,000,000,000


Public offering price
99.862


Price paid if other than public offering price
N/A


Underwriting spread or commission
0.08%


Rating
Aaa / AAAe


Current yield
1.75%


Benchmark vs Spread (basis points)
35bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS GNMA Fund
DWS
18,400,000
 $
18,374,608
0.46%



DWS Short Duration Fund
DWS
1,125,000
 $
1,123,448
0.03%



DWS Short Duration Plus Fund
DWS
26,075,000
 $
26,039,017
0.65%



DWS Strategic Government Securities Fund
DWS
16,400,000
 $
16,377,368
0.41%



DWS Strategic Income Fund
DWS
2,500,000
 $
2,496,550
0.06%



DWS Strategic Income VIP
DWS
500,000
 $
499,310
0.01%



Total


 $
64,910,300
1.63%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

















































Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
3133XUUJ0


Issuer
FEDERAL HOME LOAN BANK


Underwriters
Citigroup, JP Morgan, UBS, Bank
of America, Barclays, BNP
Paribas, Credit Suisse, Deutsche
Bank, FTN Financial, Goldman
Sachs, Morgan Stanley, RBS


Years of continuous operation, including predecessors
> 3 years


Security
FHLB 1 5/8 09/26/12


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
HSBC


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/10/2009


Total amount of offering sold to QIBs
3,000,000,000


Total amount of any concurrent public offering
0


Total
3,000,000,000


Public offering price
99.678


Price paid if other than public offering price
N/A


Underwriting spread or commission
0.08%


Rating
Aaa / AAAe


Current yield
1.63%


Benchmark vs Spread (basis points)
30bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS GNMA Fund
DWS
18,400,000
 $
18,340,752
0.61%



DWS Short Duration Plus Fund
DWS
16,000,000
 $
15,948,480
0.53%



DWS Strategic Government Securities Fund
DWS
16,400,000
 $
16,347,192
0.54%



Total


 $
50,636,424
1.69%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.